Morgan Stanley Universal Institutional Funds,
Inc. - Core Plus Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Bed Bath & Beyond, Inc.
Purchase/Trade Date:	  7/14/2014
Offering Price of Shares: $99.998
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.008
Percentage of Fund's Total Assets: 0.17
Brokers:  J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Wells Fargo Securities,
LLC, Goldman, Sachs Y Co., RBC Capital
Markets, LLC, Santander Investment Securities,
Inc.
Purchased from: JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Ebay, Inc.
Purchase/Trade Date:	 7/23/2014
Offering Price of Shares: $99.779
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund:
0.060
Percentage of Fund's Total Assets: 0.25
Brokers:  Citigroup Global Markets Inc., J.P.
Morgan Securities LLC, Morgan Stanley & Co.
LLC, Wells Fargo Securities, LLC, Barclays
Capital Inc., BNP Paribas Securities Corp.,
BNY Mellon Capital Markets, LLC, Credit
Suisse Securities (USA) LLC, HSBC Securities
(USA) Inc., Mitsubishi UFJ Securities (USA),
Inc., RBC Capital Markets, LLC, RBS
Securities Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Continental Airlines, Inc.
Purchase/Trade Date:	  7/28/2014
Offering Price of Shares: $100.00
Total Amount of Offering: $823,071,000
Amount Purchased by Fund:  $175,000
Percentage of Offering Purchased by Fund:
0.021
Percentage of Fund's Total Assets:  0.10
Brokers:  Credit Suisse Securities (USA) LLC,
Morgan Stanley & Co. LLC, Deutsche Bank
Securities Inc., Goldman, Sachs & Co.,
Citigroup Global Markets Inc., Barclays Capital
Inc., BNP Paribas Securities Corp., Credit
Agricole Securities (USA) Inc.
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Tyson Foods Inc.
Purchase/Trade Date:	  08/5/2014
Offering Price of Shares: $99.696
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $165,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets: 0.09
Brokers:  Morgan Stanley & Co. LLC, J.P.
Morgan Securities LLC, RBC Capital Markets
LLC, HSBC Securities (USA) Inc., Mizuho
Securities USA Inc., Rabo Securities USA Inc.,
U.S. Bancorp Investments, Inc., Credit Agricole
Securities (USA) Inc., Mitsubishi UFG
Securities (USA) Inc.
Purchased from: JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.



Securities Purchased:  Synchrony Financial
4.250% due 8/15/2024
Purchase/Trade Date:	  8/6/2014
Offering Price of Shares: $99.806
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund:
0.022
Percentage of Fund's Total Assets: 0.15
Brokers:  Barclays Capital Inc., Citgroup Global
Markets Inc., Credit Suisse Securities (USA)
LLC, Deutsche Bank Securities Inc., Goldman
Sachs & Co., J.P. Morgan Securities LLC,
Merrill Lynch, Morgan Stanley & Co. LLC,
BNP Paribas Securities Corp., HSBC Securities
(USA) Inc., Mitsubishi UFJ Securities (USA)
Inc., Mizuho Securities USA Inc., RBC Capital
Markets LLC, RBS Securities Inc., Santander
Investment Securities Inc., SG Americas
Securities LLC, SMBC Nikko Securities
America, Inc., Banca IMI S.p.A, BBVA
Securities Inc., Blaylock Beal Van LLC,
CastleOak Securities L.P., Commerz Markets
LLC, Credit Agricole Securities (USA) Inc.,
Fifth Third Securities Inc., ING Financial
Markets LLC, Lebenthal & Co. LLC, Loop
Capital Markets LLC, Mischler Financial Group
Inc., Samuel A. Ramirez & Company Inc., The
Williams Capital Group L.P.
Purchased from: JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Obrigacoes Do Tesouro
Purchase/Trade Date:	  9/3/2014
Offering Price of Shares: EUR99.470
Total Amount of Offering: EUR3,500,000,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund:
0.007
Percentage of Fund's Total Assets: 0.17
Brokers:  Caixa - Banco de Investimento,
Danske Bank, Morgan Stanley, Credit Agricole,
Deutsche Bank, Nomura, Santander Global
Banking and Markets, Barclays, Banco Bilbao
Vizcaya Argentaria, BNP Paribas, Citigroup,
Commerzbank, Credit Suisse, Goldman Sachs
International Bank, ING, Jefferies International,
Novo Banco, Societe Generale CIB
Purchased from: Caylon Corp & Investment
Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 HSBC Holdings PLC
Purchase/Trade Date:	 9/10/2014
Offering Price of Shares: $100.00
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.009
Percentage of Fund's Total Assets: 0.10
Brokers: HSBC Securities (USA) Inc., BNP
Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc.,
Santander Investment Securities Inc., Wells
Fargo Securities, LLC, BMO Capital Markets
Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., Merrill Lynch Pierce
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, Scotia Capital (USA) Inc., TD Securities
(USA) LLC
Purchased From:  HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 21st Century Fox
America Inc. 4.750% due 9/15/2044
Purchase/Trade Date:	  09/10/2014
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund:
0.046
Percentage of Fund's Total Assets: 0.15
Brokers:  JP Morgan, Bofa Merrill Lynch,
Citigroup, Goldman Sachs & Co., Morgan
Stanley
Purchased from:  JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 General Motors
Financial Co. 4.375% due 9/25/2021
Purchase/Trade Date:	  09/22/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund:
0.020
Percentage of Fund's Total Assets: 0.13
Brokers:  Deutsche Bank Securities, Bradesco
BBI, Goldman Sachs & Co., Lloyds Securities,
Morgan Stanley, BB Securities, CIBC, RBC
Capital Markets, Sandler O'Neill + Partners,
L.P., Scotiabank, Loop Capital Markets, Siebert
Capital Markets
Purchased from:  Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ensco PLC 5.750% due
10/1/2044
Purchase/Trade Date:	  09/24/2014
Offering Price of Shares: $99.560
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.032
Percentage of Fund's Total Assets: 0.11
Brokers:  Citigroup, Deutsche Bank Securities,
Bofa Merrill Lynch, DNB Markets, Goldman
Sachs & Co. HSBC, Wells Fargo Securities,
BNP Paribas, MUFG, Mizuho Securities,
Standard Chartered Bank, Morgan Stanley,
ANZ Securities, Credit Suisse
Purchased from:  Citibank SGP
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.





Securities Purchased:  Noble Energy Inc.,
3.900% due 11/15/2024
Purchase/Trade Date:	  11/4/2014
Offering Price of Shares: $99.695
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:
0.035
Percentage of Fund's Total Assets: 0.11
Brokers:  Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Barclays Capital Inc.,
Deutsche Bank Securities Inc.,HSBC Securities
(USA) Inc., BNP Paribas Securities Corp.,
Wells Fargo Securities, LLC, BB&T Capital
Markets, a division of BB&T Securities, LLC,
BBVA Securities Inc., BMO Capital Markets
Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., DNB Markets, Inc., Fifth
Third Securities, Inc.,J.P. Morgan Securities
LLC, Lloyds Securities Inc.,Mitsubishi UFJ
Securities (USA), Inc.,Mizuho Securities USA
Inc., Morgan Stanley & Co. LLC, PNC Capital
Markets LLC, RBC Capital Markets, LLC,
Scotia Capital (USA) Inc., SG Americas
Securities, LLC, SMBC Nikko Securities
America, Inc., Standard Chartered Bank, TD
Securities (USA) LLC, U.S. Bancorp
Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Noble Energy Inc.,
5.050% due 11/15/2044
Purchase/Trade Date:	  11/4/2014
Offering Price of Shares: $99.265
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.024
Percentage of Fund's Total Assets: 0.10
Brokers:  Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Barclays Capital Inc.,
Deutsche Bank Securities Inc.,HSBC Securities
(USA) Inc., BNP Paribas Securities Corp.,
Wells Fargo Securities, LLC, BB&T Capital
Markets, a division of BB&T Securities, LLC,
BBVA Securities Inc., BMO Capital Markets
Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., DNB Markets, Inc., Fifth
Third Securities, Inc.,J.P. Morgan Securities
LLC, Lloyds Securities Inc.,Mitsubishi UFJ
Securities (USA), Inc.,Mizuho Securities USA
Inc., Morgan Stanley & Co. LLC, PNC Capital
Markets LLC, RBC Capital Markets, LLC,
Scotia Capital (USA) Inc., SG Americas
Securities, LLC, SMBC Nikko Securities
America, Inc., Standard Chartered Bank, TD
Securities (USA) LLC, U.S. Bancorp
Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  ConocoPhillips Co.
3.350% due 11/15/2024
Purchase/Trade Date:	  11/6/2014
Offering Price of Shares: $99.823
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund:  $400,000
Percentage of Offering Purchased by Fund:
0.040
Percentage of Fund's Total Assets: 0.20
Brokers:  RBS Securities Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Citigroup
Global Markets Inc., Credit Suisse Securities
(USA) LLC, DNP Paribas Securities Corp.,
HSDC Securities (USA) Inc., J.P. Morgan
Securities LLC, Mitsubishi UFJ Securities
(USA) Inc., Banca IMI S.p.A., Barclays Capital
Inc., Credit Agricole Securities (USA) Inc.,
Deutsche Bank Securities Inc., DNB Markets,
Inc., Lloyds Securities Inc., Mizuho Securities
USA Inc., RDC Capital Markets, LLC, SG
Americas Securit ies, LLC, SMBC Nikko
Securities America, Inc., Skandinaviska
Enskilda Banken AB, Standard Chartered Dank,
U.S. Bancorp Investments, Inc., Wells Fargo
Securities, LLC, Morgan Stanley & Co. LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Kinder Morgan Inc. /
Delaware 4.300% due 6/1/2025
Purchase/Trade Date:	  11/24/2014
Offering Price of Shares: $99.58
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund:
0.018
Percentage of Fund's Total Assets: 0.14
Brokers:  Barclays, Bofa Merrill Lynch,
Citigroup, Wells Fargo Securities, Credit Suisse,
Duetsche Bank Securities, J.P. Morgan, MUFG,
RBC Capital Markets, RBS, Scotiabank, CIBC,
Credit Agricole CIB, DNB Markets, Mizuho
Securities, Morgan Stanley, Societe Generale,
SunTrust Robinson Humphrey, UBS Investment
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Medtronic Inc. 4.625%
due 3/15/2045
Purchase/Trade Date:	  12/1/2014
Offering Price of Shares: $99.732
Total Amount of Offering: $4,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.005
Percentage of Fund's Total Assets: 0.10
Brokers:  Merrill Lynch Pierce Fenner & Smith
Inc., Deutsche Bank Securities Inc., J.P. Morgan
Securities LLC, Citigroup Global Markets Inc.,
Barclays Capital Inc., UBS Securities LLC,
Morgan Stanley & Co., RBS Securities Inc.,
HSBC Securities (USA) Inc., Mizuho Securities
USA Inc., U.S. Bancorp Investments Inc., Wells
Fargo Securities LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Amazon.com Inc.
3.800% due 12/5/2014
Purchase/Trade Date:	  12/2/2014
Offering Price of Shares: $99.638
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund:
0.038
Percentage of Fund's Total Assets: 0.23
Brokers:  Morgan Stanley, BOFA Merrill
Lynch, Deutsche Bank Securities, Wells Fargo
Securities
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Becton, Dickinson and
Company 3.734% due 12/15/2024
Purchase/Trade Date:	  12/4/2014
Offering Price of Shares: $100.00
Total Amount of Offering:  $1,750,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund:
0.009
Percentage of Fund's Total Assets: 0.08
Brokers:  Goldman, Sachs & Co., J.P. Morgan
Securities LLC, BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., Mitsubishi UFJ
Securities (USA), Inc., Morgan Stanley & Co.
LLC, Banca IMI S.p.A., BNY Mellon Capital
Markets, LLC, lNG Financial Markets LLC,
Mizuho Securities USA Inc., Standard
Chartered Bank, The Williams Capital Group,
L.P., Wells Fargo Securities, LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.